SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                        April 18, 1997 (March 31, 1997)

                       AMERICAN RADIO SYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)

    Delaware                  0-26102                    04-3196245
(State or other             (Commission                (IRS Employer
  jurisdiction of           File Number)              Identification No.)
  incorporation)




                              116 Huntington Avenue
                           Boston, Massachusetts 02116
          (Address of principal executive offices, including zip code)




                                 (617) 375-7500
              (Registrant's telephone number, including area code)







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Item 2.  Acquisition and Disposition of Assets

         On April 4, 1997, American Radio Systems Corporation (the "Company") consummated the transactions contemplated by the Agreement and Plan of Merger, dated as of August 5, 1996, and as amended as of September 27, 1996, (the "EZ Merger") by and among the Company, American Merger Corporation and EZ Communications, Inc. ("EZ"). Pursuant to the Merger Agreement, the Company issued 8,343,508 shares of American Class A Common Stock, paid approximately $108.9 million in cash and assumed approximately $223.0 million in long-term debt, of which approximately $73.0 million was paid at closing. The merger was financed through the issuance of $311.0 million of common stock and approximately $188.0 million of borrowings under the Company's credit agreement. For more information see the Company's press release dated April 7, 1997 which is attached herewith as Exhibit 99.1 and incorporated by reference herein.

Item 5.  Other Events

         On April 17, 1997, the Company consummated the transactions contemplated by the Asset Purchase Agreement dated July 23, 1996 with D & V Equinox XX, a California corporation, pursuant to which the Company acquired substantially all the assets of KOQO-AM/FM in Fresno, California for approximately $6.0 million. The acquisition was financed through a $1.0 million escrow deposit, and borrowings under the Company's credit agreement.

         On April 11, 1997, the Company consummated the transactions contemplated by the Asset Exchange Agreement dated December 17, 1996 by and among the Company, American Radio Systems License Corp. and Citicasters Co., an Ohio corporation, pursuant to which the Company exchanged substantially all the assets of WHAM-AM, WVOR-FM and WHTK-AM, in Rochester, New York, together with approximately $16.0 million for the assets of WKRQ-FM in Cincinnati, Ohio. The exchange was financed through borrowings under the Company's credit agreement. The Company began programming and marketing WKRQ-FM pursuant to a local marketing agreement in March 1997.

         On April 11, 1997, the Company consummated the transactions contemplated by the Asset Purchase Agreement dated December 17, 1996 with Brighton Broadcasting, L.P., a New York Limited Partnership, pursuant to which the Company acquired substantially all the assets of WNZE-AM (formerly WAQB-AM) in Rochester, New York for approximately $3.5 million. The acquisition was financed through a $0.35 million escrow deposit and borrowings under the Company's credit agreement.

         On April 11, 1997, the Company consummated the transactions contemplated by the Asset Exchange Agreement dated as of March 18, 1996, as amended by Amendment No. 1 to the Asset Exchange Agreement, dated as of January 31, 1997, and as amended by Amendment No. 2 to the Asset Exchange Agreement, dated as of March 25, 1997, by and among Professional Broadcasting, Incorporated, a wholly-owned subsidiary of the Company which, prior to the EZ Merger, was a wholly-owned subsidiary of EZ ("PBI"), EZ New Orleans, Inc., a wholly-owned subsidiary of PBI, and HMI Broadcasting Corporation, a Delaware corporation f/k/a Heritage Media, Inc. ("HMI"), pursuant to which PBI conveyed substantially all of the assets of WRNO-FM, WEZB-FM, and WBYU-AM, serving New Orleans, Louisiana, together with $7.5 million to Heritage Broadcasting Group, Inc., an Iowa corporation and a wholly-owned subsidiary of HMI, in exchange for substantially all of the assets of KBKS-FM (formerly KCIN-FM) and KRP-AM, serving Seattle, Washington from HMI. The exchange was partially financed by EZ prior to the EZ Merger, and $2.0 million borrowings under the Company's credit agreement. In March 1996, EZ began programming and marketing the Seattle stations and the party to the exchange agreement began programming and marketing the New Orleans stations pursuant to local marketing agreements.

         On April 3, 1997, the Company and Amaturo Group of California, Ltd., a Florida Limited Partnership, entered into an Asset Purchase Agreement pursuant to which the Company will acquire substantially all the assets of KFRG-FM in Riverside/San Bernardino, California and KXFG-FM in Sun City, California for a purchase price of approximately $60.0 million.

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Consummation of the transaction is subject to, among other things,  the approval of the FCC. For more information see the Company's press release dated April 3, 1997 which is attached herewith as Exhibit 99.2 and incorporated by reference herein.

         On April 2, 1997, the Company and Vista Broadcasting, Inc. consummated the Asset Purchase Agreement with Radio Systems of Philadelphia, Inc., the Company's wholly-owned subsidiary, dated December 12, 1996, as amended April 2, 1997, pursuant to which the Company sold substantially all the assets of KMJI-AM in Sacramento, California for approximately $1.5 million.

         On March 31, 1997, the Company consummated the transactions contemplated by the Asset Purchase Agreement dated February 3, 1997 with Amaturo Group of Texas, Ltd., a Florida Limited Partnership, pursuant to which the Company acquired substantially all the assets of KKMJ-FM, KAMX-FM (formerly KPTY-FM) and KJCE-AM in Austin, Texas for approximately $28.7 million. The acquisition was financed through a $3.0 million escrow deposit and borrowings under the Company's credit agreement. The Company has been programming and marketing the stations pursuant to a local marketing agreement since September 1, 1995.

Item 7. Financial Statements and Exhibits

         (a)  Financial Statements

         In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after April 19, 1997.

         (b)  Pro Forma Financial Information

         As of the date of this filing of this Current Report on 8-K, it is impracticable for the Company to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements shall be filed by amendment to this Form 8- K no later than 60 days after April 19, 1997.

         (c)  Exhibits

         Exhibit 99.1 - Press Release, dated as of April 7, 1997

         Exhibit 99.2 - Press Release, dated as of April 3, 1997

         Exhibit 99.3 - Agreement and Plan of Merger with EZ *

         Exhibit 99.4 - Asset  Purchase  Agreement,  dated  December 17,
                        1996, by the Company and Brighton Broadcasting, Inc.**

         Exhibit 99.5 - Asset  Purchase  Agreement,  dated  February  3,
                        1997, by the Company and Amaturo of Group of Texas, Ltd.***

         Exhibit 99.6 - Asset  Exchange  Agreement,  dated  December 23,
                        1996, by the Company and Citicasters Co.****


         * Incorporated by reference to Appendix I of the Prospectus which is part of the Company's Registration Statement on Form S-4 filed with the SEC on October 31, 1996 (File No. 333-15231).

         ** Filed as Exhibit 10.98 to the Company's Report on Form 10-K for the year ended December 31, 1996.

         *** Filed as Exhibit 10.105 to the Company's Report on Form 10-K for the year ended December 31, 1996.

         **** Filed as Exhibit 10.99 to the Company's Report on Form 10-K for the year ended December 31, 1996.

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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registration has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN RADIO SYSTEMS CORPORATION
                                    (Registrant)





                                    By:/s/ Justin D. Benincasa
                                       Justin D. Benincasa
                                       Vice President and Corporate Controller

Date: April 18, 1997




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